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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 15, 2003

                          VALLEY FINANCIAL CORPORATION

         VIRGINIA                  33-77568                   54-1702380
(State of Incorporation)         (Commission               (I.R.S. Employer
                                 File Number)            Identification Number)


                             36 Church Avenue, S.W.
                             Roanoke, Virginia 24011

                    (Address of principal executive offices)

                                 (540) 342-2265

                (Issuer's telephone number, including area code)

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Item 9. Regulation FD Disclosure.

     Valley Financial Corporation on May 15, 2003 furnished to the Securities and Exchange Commission the certification of its Chief Executive Officer and its Chief Financial Officer with respect to its Quarterly Report on Form 10-QSB for the period ended March 31, 2003, as required by the Sarbanes-Oxley Act of 2002. The form of certification is attached as Exhibit 99 hereto and incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VALLEY FINANCIAL CORPORATION



Date: May 15, 2003                 /s/ A. Wayne Lewis
                                   ------------------
                                   A. Wayne Lewis, Executive Vice President